EXHIBIT 21
LIST OF THE SUBSIDIARIES OF FELCOR LODGING LIMITED PARTNERSHIP
(as of December 31, 2005)

	Name	State and Form of Organization

1.	BHR Canada Tenant Company	Nova Scotia, Canada – Unlimited Liability Company

2.	BHR Lodging Tenant Company	Delaware – Corporation

3.	BHR Operations, L.L.C.	Delaware – Limited Liability Company

4.	BHR Texas Leasing GP, L.L.C.	Delaware – Limited Liability Company

5.	BHR Texas Leasing, L.P.	Delaware – Limited Partnership

6.	Brighton at Kingston Plantation, L.L.C.	Delaware – Limited Liability Company

7.	Center City Hotel Associates	Pennsylvania – Limited Partnership

8.	DJONT Leasing, L.L.C.	Delaware – Limited Liability Company

9.	DJONT Operations, L.L.C.	Delaware – Limited Liability Company

10.	DJONT/CMB Buckhead Leasing, L.L.C.	Delaware – Limited Liability Company

11.	DJONT/CMB Corpus Leasing, L.L.C.	Delaware – Limited Liability Company

12.	DJONT/CMB Deerfield Leasing, L.L.C.	Delaware – Limited Liability Company

13.	DJONT/CMB FCOAM, L.L.C.	Delaware – Limited Liability Company

14.	DJONT/CMB New Orleans Leasing, L.L.C.	Delaware – Limited Liability Company

15.	DJONT/CMB Orsouth Leasing, L.L.C.	Delaware – Limited Liability Company

16.	DJONT/CMB Piscataway Leasing, L.L.C.	Delaware – Limited Liability Company

17.	DJONT/CMB SSF Leasing, L.L.C.	Delaware – Limited Liability Company

18.	DJONT/EPT Leasing, L.L.C.	Delaware – Limited Liability Company

19.	DJONT/EPT Manager, Inc.	Delaware – Corporation
(f/k/a DJONT/Promus Manager, Inc.)

20.	DJONT/JPM Atlanta ES Leasing, L.L.C.	Delaware – Limited Liability Company

21.	DJONT/JPM Austin Leasing, L.P.	Delaware – Limited Partnership

22.	DJONT/JPM Austin Tenant Co., L.L.C.	Delaware – Limited Liability Company

23.	DJONT/JPM Boca Raton Leasing, L.L.C.	Delaware – Limited Liability Company

24.	DJONT/JPM BWI Leasing, L.L.C.	Delaware – Limited Liability Company

	Name	State and Form of Organization

25.	DJONT/JPM Denver Leasing, L.L.C.	Delaware – Limited Liability Company

26.	DJONT/JPM Holdings, L.L.C.	Delaware – Limited Liability Company

27.	DJONT/JPM Leasing, L.L.C.	Delaware – Limited Liability Company

28.	DJONT/JPM Orlando Leasing, L.L.C.	Delaware – Limited Liability Company

29.	DJONT/JPM Phoenix Leasing, L.L.C.	Delaware – Limited Liability Company

30.	DJONT/JPM Tenant Co., L.L.C.	Delaware – Limited Liability Company

31.	DJONT/JPM Troy Leasing, L.L.C.	Delaware – Limited Liability Company

32.	DJONT/JPM Wilmington Leasing, L.L.C.	Delaware – Limited Liability Company

33.	E.S. Charlotte Limited Partnership	Minnesota – Limited Partnership

34.	E.S. North, an Indiana Limited Partnership	Indiana – Limited Partnership

35.	EPT Atlanta-Perimeter Center Limited Partnership	Delaware – Limited Partnership

36.	EPT Austin Limited Partnership	Delaware – Limited Partnership

37.	EPT Covina Limited Partnership	Delaware – Limited Partnership

38.	EPT Kansas City Limited Partnership	Delaware – Limited Partnership

39.	EPT Meadowlands Limited Partnership	Delaware – Limited Partnership

40.	EPT Overland Park Limited Partnership	Delaware – Limited Partnership

41.	EPT Raleigh Limited Partnership	Delaware – Limited Partnership

42.	EPT San Antonio Limited Partnership	Delaware – Limited Partnership

43.	FCH/DT BWI Holdings, L.P.	Delaware – Limited Partnership
(f/k/a B.D. Eastrich BWI No. 1 Limited Partnership)

44.	FCH/DT BWI Hotel, L.L.C.	Delaware – Limited Liability Company

45.	FCH/DT Holdings, L.P.	Delaware – Limited Partnership

46.	FCH/DT Hotels, L.L.C.	Delaware – Limited Liability Company

47.	FCH/DT Leasing, L.L.C.	Delaware – Limited Liability Company

48.	FCH/HHC Hotels, L.L.C.	Delaware – Limited Liability Company

49.	FCH/HHC Leasing, L.L.C.	Delaware – Limited Liability Company

50.	FCH/IHC Hotels, L.P.	Delaware – Limited Partnership

	Name	State and Form of Organization

51.	FCH/IHC Leasing, L.P.	Delaware – Limited Partnership

52.	FCH/JVEIGHT Leasing, L.L.C.	Delaware – Limited Liability Company
(f/k/a FCH/Interstate Leasing, L.L.C. and
FCH/Deerfield Development Co., L.L.C.)

53.	FCH/PSH, L.P.	Pennsylvania – Limited Partnership
(f/k/a Rouse & Associates-SHS)

54.	FCH/SH Leasing, L.L.C.	Delaware – Limited Liability Company

55.	FCH/SH Leasing II, L.L.C.	Delaware – Limited Liability Company

56.	FelCor Airport Utilities, L.L.C.	Delaware – Limited Liability Company

57.	FelCor Canada Co.	Nova Scotia, Canada – Unlimited Liability Company

58.	FelCor Canada Holding GP, L.L.C.	Delaware – Limited Liability Company

59.	FelCor Canada Holding, L.P.	Delaware – Limited Partnership

60.	FelCor Chat-Lem, L.L.C.	Delaware – Limited Liability Company

61.	FelCor Eight Hotels, L.L.C.	Delaware – Limited Liability Company

62.	FelCor Hotel Asset Company, L.L.C.	Delaware – Limited Liability Company

63.	FelCor Hotel Operating Company, L.L.C.	Delaware – Limited Liability Company

64.	FelCor Lodging Company, L.L.C.	Delaware – Limited Liability Company

65.	FelCor Lodging Holding Company, L.L.C.	Delaware – Limited Liability Company

66.	FelCor Marshall Motels, L.L.C.	Delaware – Limited Liability Company

67.	FelCor Omaha Hotel Company, L.L.C.	Delaware – Limited Liability Company

68.	FelCor Pennsylvania Company, L.L.C.	Delaware – Limited Liability Company

69.	FelCor Philadelphia Center, L.L.C.	Delaware – Limited Liability Company

70.	FelCor TRS Holdings, L.P.	Delaware – Limited Partnership

71.	FelCor TRS I, L.L.C.	Delaware – Limited Liability Company

72.	FelCor/Charlotte Hotel, L.L.C.	Delaware – Limited Liability Company

73.	FelCor/CMB Buckhead Hotel, L.L.C.	Delaware – Limited Liability Company

74.	FelCor/CMB Corpus Holdings, L.P.	Delaware – Limited Partnership

	Name	State and Form of Organization

75.	FelCor/CMB Corpus Hotel, L.L.C.	Delaware – Limited Liability Company

76.	FelCor/CMB Deerfield Hotel, L.L.C.	Delaware – Limited Liability Company

77.	FelCor/CMB Marlborough Hotel, L.L.C.	Delaware – Limited Liability Company

78.	FelCor/CMB New Orleans Hotel, L.L.C.	Delaware – Limited Liability Company

79.	FelCor/CMB Orsouth Holdings, L.P.	Delaware – Limited Partnership

80.	FelCor/CMB Orsouth Hotel, L.L.C.	Delaware – Limited Liability Company

81.	FelCor/CMB Piscataway Hotel, L.L.C.	Delaware – Limited Liability Company

82.	FelCor/CMB SSF Holdings, L.P.	Delaware – Limited Partnership

83.	FelCor/CMB SSF Hotel, L.L.C.	Delaware – Limited Liability Company

84.	FelCor/CSS Holdings, L.P.	Delaware – Limited Partnership

85.	FelCor/CSS Hotels, L.L.C.	Delaware – Limited Liability Company

86.	FelCor/Indianapolis Hotel, L.L.C.	Delaware – Limited Liability Company

87.	FelCor/JPM Atlanta CP Hotel, L.L.C.	Delaware – Limited Liability Company

88.	FelCor/JPM Atlanta ES Hotel, L.L.C.	Delaware – Limited Liability Company

89.	FelCor/JPM Austin Holdings, L.P.	Delaware – Limited Partnership

90.	FelCor/JPM Austin Hotel, L.L.C.	Delaware – Limited Liability Company

91.	FelCor/JPM Boca Raton Hotel, L.L.C.	Delaware – Limited Liability Company

92.	FelCor/JPM BWI Hotel, L.L.C.	Delaware – Limited Liability Company

93.	FelCor/JPM Denver Hotel, L.L.C.	Delaware – Limited Liability Company

94.	FelCor/JPM Holdings, L.L.C.	Delaware – Limited Liability Company

95.	FelCor/JPM Hotels, L.L.C.	Delaware – Limited Liability Company

96.	FelCor/JPM Lodging Co., L.L.C.	Delaware – Limited Liability Company

97.	FelCor/JPM Orlando Hotel, L.L.C.	Delaware – Limited Liability Company

98.	FelCor/JPM Phoenix Hotel, L.L.C.	Delaware – Limited Liability Company

99.	FelCor/JPM Troy Hotel, L.L.C.	Delaware – Limited Liability Company

100.	FelCor/JPM Wilmington Leasing, L.L.C.	Delaware – Limited Liability Company

101.	FelCor/LAX Holdings, L.P.	Delaware – Limited Partnership

	Name	State and Form of Organization

102.	FelCor/LAX Hotels, L.L.C.	Delaware – Limited Liability Company

103.	FelCor/MM Holdings, L.P.	Delaware – Limited Partnership

104.	FelCor/MM Hotels, L.L.C.	Delaware – Limited Liability Company

105.	FelCor/MM S-7 Holdings, L.P.	Delaware – Limited Partnership

106.	FelCor/MM S-7 Hotels, L.L.C.	Delaware – Limited Liability Company

107.	FelCor/New Orleans Annex, L.L.C.	Delaware – Limited Liability Company

108.	FelCor/St. Paul Holdings, L.P.	Delaware – Limited Partnership

109.	FelCor/Tysons Corner Hotel Company, L.L.C.	Delaware – Limited Liability Company

110.	FHAC Nevada Holdings, L.L.C.	Nevada – Limited Liability Company

111.	FHAC Texas Holdings, L.P.	Texas – Limited Partnership

112.	Grande Palms, L.L.C.	Delaware – Limited Liability Company

113.	HI Chat-Lem/Iowa-New Orleans Joint Venture	Louisiana – General Partnership

114.	Kingston Plantation Development Corp.	Delaware – Corporation

115.	Los Angeles International Airport Hotel	Texas – Limited Partnership
Associates, a Texas Limited Partnership

116.	Margate Towers at Kingston Plantation, L.L.C.	Delaware – Limited Liability Company

117.	MHV Joint Venture	Texas – General Partnership

118.	Myrtle Beach Hotels, L.L.C.	Delaware – Limited Liability Company

119.	Park Central Joint Venture	Texas – General Partnership

120.	Promus/FCH Condominium Company, L.L.C.	Delaware – Limited Liability Company

121.	Promus/FCH Development Company, L.L.C.	Delaware – Limited Liability Company

122.	Promus/FelCor Hotels, L.L.C.	Delaware – Limited Liability Company

123.	Promus/FelCor Lombard Venture	Illinois – General Partnership

124.	Promus/FelCor Manager, Inc.	Delaware – Corporation

125.	Promus/FelCor Parsippany Venture	New Jersey – General Partnership

126.	Promus/FelCor San Antonio Venture	Texas – General Partnership

127.	Tysons Corner Hotel Company, L.L.C.	Delaware – Limited Liability Company

128.	FelCor/Iowa-New Orleans Chat-Lem Hotel, L.L.C.	Delaware – Limited Liability Company

	Name	State and Form of Organization

129.	FelCor Miami Airport Hotel Company, L.L.C.	Delaware – Limited Liability Company

130.	FelCor TRS Borrower 1, L.P.	Delaware – Limited Partnership

131.	FelCor TRS Borrower GP 1, L.L.C.	Delaware – Limited Liability Company

132.	FelCor TRS Borrower 2, L.P.	Delaware – Limited Partnership

133.	FelCor TRS Borrower GP 2, L.L.C.	Delaware – Limited Liability Company

134.	FelCor TRS Borrower 3, L.P.	Delaware – Limited Partnership

135.	FelCor TRS Borrower GP 3, L.L.C.	Delaware – Limited Liability Company

136.	FelCor TRS Borrower 4, L.L.C.	Delaware – Limited Liability Company

137.	FelCor TRS Guarantor, L.P.	Delaware – Limited Partnership

138.	FelCor TRS Guarantor GP, L.L.C.	Delaware – Limited Liability Company